Exhibit 32.1

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Security Intelligence Technologies, Inc. (the “Company”) for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ben Jamil, the Chief Executive Officer of the Company, and I, Chris R. Decker, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 5, 2007

/s/ Ben Jamil
Ben Jamil, Chief Executive Officer

/s/ Chris R. Decker
Chris R. Decker, Chief Financial Officer

This certification shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.